                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  November 25, 1998


                               SAKS INCORPORATED
                               -----------------
              (Exact Name of Registrant as Specified in Charter)

       TENNESSEE                      1-13113                 62-0331040
    ---------------                -------------         --------------------
    (State or Other                 (Commission              (IRS Employer
    Jurisdiction of                 File Number)          Identification No.)
    Incorporation)

               750 Lakeshore Parkway, Birmingham, Alabama 35211
          -----------------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (205) 940-4000
                 ---------------------------------------------
             (Registrant's Telephone Number, including Area Code)
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ITEM 5.   OTHER EVENTS.
------    ------------

     On November 25, 1998, Saks Incorporated, a Tennessee corporation (the "Company"), completed the issuance and sale of $350,000,000 of its 7-1/4% Notes due 2004 (the "7-1/4% Notes"). On December 2, 1998, the Company completed the issuance and sale of $250,000,000 of its 7-1/2% Notes due 2010 (the "7-1/2% Notes").

     The 7-1/4% Notes and the 7-1/2% Notes were registered with the Securities and Exchange Commission (the "Commission") pursuant to a Registration Statement on Form S-3 (File No. 333-64175) (the "Registration Statement") filed with the Commission on September 24, 1998 and declared effective by the Commission on September 28, 1998. The Company is filing this Current Report on Form 8-K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

        (c)      Exhibits.

                 The following exhibits are filed herewith:

EXHIBIT NO. *                             DESCRIPTION
--------------   ---------------------------------------------------------------

     1.1 Underwriting Agreement for the 7-1/4% Notes, dated as of November 20, 1998, by and among the Company, certain of the Company's subsidiaries set forth on Schedule II to the Underwriting Agreement, as guarantors of the Notes (collectively, the "Subsidiary Guarantors"), and Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters set forth in Schedule I to the Underwriting Agreement.

     1.2 Underwriting Agreement for the 7-1/2% Notes, dated as of November 24, 1998, by and among the Company, certain of the Company's subsidiaries set forth on Schedule II to the Underwriting Agreement, as guarantors of the Notes (collectively, the "Subsidiary Guarantors"), and Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC, as representatives of the several underwriters set forth in Schedule I to the Underwriting Agreement.

     4.1 Indenture for the 7-1/4% Notes, dated as of November 25, 1998, by and among the Company, the Subsidiary Guarantors and The First National Bank of Chicago, as trustee.

     4.2         Specimen 7-1/4% Note (included in Exhibit 4.1).

     4.3         Specimen 7-1/4% Note Guarantee (included in Exhibit 4.1).

     4.4 Indenture for the 7-1/2% Notes, dated as of December 2, 1998, by and among the Company, the Subsidiary Guarantors and The First National Bank of Chicago, as trustee.

     4.5         Specimen 7-1/2% Note (included in Exhibit 4.4).

     4.6         Specimen 7-1/2% Note Guarantee (included in Exhibit 4.4).

     5.1         Opinion of Alston & Bird LLP regarding the legality of the 7-
                 1/4% Notes.

     5.2         Opinion of Alston & Bird LLP regarding the legality of the 7-
                 1/2% Notes.

    23.1 Consent of Alston & Bird LLP regarding the 7-1/4% Notes (included in Exhibit 5.1).

    23.2 Consent of Alston & Bird LLP regarding the 7-1/2% Notes (included in Exhibit 5.2).

    99.1 Other Expenses of Issuance and Distribution related to the 7-1/4% Notes (as required by Item 14 of Form S-3).

    99.2 Other Expenses of Issuance and Distribution related to the 7-1/2% Notes (as required by Item 14 of Form S-3).

____________________
* The exhibit numbers set forth herein correspond to the exhibit list contained in the Registration Statement.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SAKS INCORPORATED


                                        /s/ Charles J. Hansen
                                        ----------------------------
                                        Charles J. Hansen
                                        Senior Vice President



Date:  December 2, 1998

                               INDEX TO EXHIBITS
                               -----------------


 EXHIBIT NO. *                                 DESCRIPTION
 -----------------   -----------------------------------------------------------

      1.1 Underwriting Agreement for the 7-1/4% Notes, dated as of November 20, 1998, by and among the Company, certain of the Company's subsidiaries set forth on Schedule II to the Underwriting Agreement, as guarantors of the Notes (collectively, the "Subsidiary Guarantors"), and Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters set forth in Schedule I to the Underwriting Agreement.

      1.2 Underwriting Agreement for the 7-1/2% Notes, dated as of November 24, 1998, by and among the Company, certain of the Company's subsidiaries set forth on Schedule II to the Underwriting Agreement, as guarantors of the Notes (collectively, the "Subsidiary Guarantors"), and Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc. and NationsBanc Montgomery Securities LLC, as representatives of the several underwriters set forth in Schedule I to the Underwriting Agreement.

      4.1 Indenture for the 7-1/4% Notes, dated as of November 25, 1998, by and among the Company, the Subsidiary Guarantors and The First National Bank of Chicago, as trustee.

      4.2            Specimen 7-1/4% Note (included in Exhibit 4.1).

      4.3            Specimen 7-1/4% Note Guarantee (included in Exhibit 4.1).

      4.4 Indenture for the 7-1/2% Notes, dated as of December 2, 1998, by and among the Company, the Subsidiary Guarantors and The First National Bank of Chicago, as trustee.

      4.5            Specimen 7-1/2% Note (included in Exhibit 4.4).

      4.6            Specimen 7-1/2% Note Guarantee (included in Exhibit 4.4).

      5.1 Opinion of Alston & Bird LLP regarding the legality of the 7-1/4% Notes.

      5.2 Opinion of Alston & Bird LLP regarding the legality of the 7-1/2% Notes.

     23.1 Consent of Alston & Bird LLP regarding the 7-1/4% Notes (included in Exhibit 5.1).

     23.2 Consent of Alston & Bird LLP regarding the 7-1/2% Notes (included in Exhibit 5.2).

     99.1 Other Expenses of Issuance and Distribution related to the 7-1/4% Notes (as required by Item 14 of Form S-3).

     99.2 Other Expenses of Issuance and Distribution related to the 7-1/2% Notes (as required by Item 14 of Form S-3).

_______________
* The exhibit numbers set forth herein correspond to the exhibit list contained in the Registration Statement.